SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: April 16, 2003 (Date of earliest event reported):

VISUAL NETWORKS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-23699	52-1837515

(State or other jurisdiction of	(Commission File No.)	(IRS Employer Identification No.)
incorporation)

2092 Gaither Road
Rockville, Maryland 20850
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (301) 296-2300

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

a)	Financial Statements of Business Acquired — Not Applicable.

b)	Pro Forma Financial Information — Not Applicable.

c)	Exhibits:

99.1	Press Release dated April 16, 2003.

ITEM 9. REGULATION FD DISCLOSURE

This Form 8-K furnishes information required under Items 9 and 12 of the Form 8-K. See Item 12 below.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

This Form 8-K furnishes information required under Items 9 and 12 of Form 8-K. On April 16, 2003, Visual Networks, Inc. issued a press release regarding its results for the quarter ended March 31, 2003. The press release also contained an announcement regarding the addition of William Washecka to the Company’s board of directors. A copy of the press release is attached as Exhibit 99.1 to this Current Report.

The information contained in the press release attached as Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such press release be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISUAL NETWORKS, INC.

By: /s/ Nancy A. Spangler
Nancy A. Spangler Secretary

Dated: April 16, 2003